Exhibit 10.1

AMENDMENT NO. 2

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”)  is made as of February 29, 2012, by and among WINMARK CORPORATION, WIRTH BUSINESS CREDIT, INC., WINMARK CAPITAL CORPORATION and GROW BIZ GAMES, INC. (each of the foregoing are referred to herein individually as a “Loan Party” and collectively as the “Loan Parties”), THE PRIVATEBANK AND TRUST COMPANY (the “Administrative Agent” and a “Lender”), and BMO HARRIS BANK N.A. (formerly known as HARRIS N.A.) (also a “Lender”).

RECITALS:

A.                                    The Loan Parties, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 13, 2010, as amended prior to the date hereof (the “Credit Agreement”).

B.                                    Winmark Corporation has requested an increase in the Commitments (as defined in the Credit Agreement) pursuant to Section 2.6 of the Credit Agreement in an aggregate amount of $5,000,000, and the Lenders are willing to increase their Commitments as provided herein.

C.                                    The Loan Parties, the Administrative Agent and the Lenders desire to further amend the Credit Agreement as provided herein.

AGREEMENTS:

IN CONSIDERATION of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Definitions.  Capitalized terms not otherwise defined in this Amendment have the same meanings as set forth in the Credit Agreement.

2.                                      Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Termination Date” appearing in such Section in its entirety to read as follows:

“Termination Date”:  The earlier to occur of (a) February 29, 2016, or (b) such other date on which the Commitment terminates pursuant to Section 13.

3.                                      Increase in Commitments.  Pursuant to Section 2.6 of the Credit Agreement, the parties acknowledge and agree that (i) the Aggregate Commitment shall increase from $30,000,000 to $35,000,000; (ii) the Commitment of The PrivateBank and Trust Company shall increase from $17,500,000 to $20,500,000; (iii) the Commitment of BMO Harris Bank N.A. (f/k/a Harris N.A.) shall increase from $12,500,000 to $14,500,000; and (iii) the “Increase Effective Date” with respect to the foregoing increases shall be February 29, 2012.

4.                                      Amendment of Schedule 2.1.  Schedule 2.1 of the Credit Agreement is hereby amended in its entirety to read as set forth in the Schedule 2.1 attached to this Amendment.

5.                                      Amendment of Exhibit C.  Exhibit C of the Credit Agreement is hereby amended in its entirety to read as set forth in the Exhibit C attached to this Amendment.

6.                                      Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed by the Loan Parties and the Lenders.

(b)                                 Each Lender shall have received a Note, duly executed by the Loan Parties, in favor of such Lender in the principal amount of such Lender’s Commitment.

(c)                                  The Administrative Agent shall have received such certificates of good standing, certified organizational documents and officer’s certificate, in each case respecting the Loan Parties, as the Administrative Agent may request.

7.                                      Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and the Lenders as follows:

(a)                                 The execution, delivery and performance by the Loan Parties of this Amendment and any other documents required to be executed and/or delivered by the Loan Parties by the terms of this Amendment have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person, do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Loan Parties’ organizational documents, any agreement binding on or applicable to the Loan Parties or any of their property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Loan Parties or of any of their property and will not result in the creation or imposition of any Lien in or on any of their property pursuant to the provisions of any agreement applicable to the Loan Parties or any of their property, other than Liens in favor of the Administrative Agent.

(b)                                 Both before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, and as of the Increase Effective Date, as though made on the date hereof, and on the Increase Effective Date, except to the extent that such representations and warranties relate solely to an earlier date.

(c)                                  There does not exist any Unmatured Event of Default or Event of Default.

8.                                      No Waiver.  This Amendment is not intended to operate as, and shall not be construed as, a waiver of any Unmatured Event of Default or Event of Default whether known to the Administrative Agent and/or the Lenders, or unknown, as to which all rights and remedies of the Administrative Agent and the Lenders shall remain reserved.

9.                                      Binding Nature of Loan Documents.  Each Loan Party acknowledges and agrees that the terms, conditions and provisions of the Credit Agreement and of each Loan Document are fully binding and enforceable agreements, and are not subject to any defense, counterclaim, set off or other claim of any kind or nature.  Each Loan Party hereby reaffirms and restates its duties, obligations and liability under the Credit Agreement, as amended hereby, and each other Loan Document.

10.                               Reference to the Loan Documents.  From and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement” or “Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.

11.                               Release.  Each Loan Party hereby releases, acquits, and forever discharges each of the Administrative Agent and the Lenders and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of any of them from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which any Loan Party may have or claim to have now or which may hereafter arise out of or be connected with any act of commission or omission of the Administrative Agent and/or the Lenders existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by any Loan Document.  The provisions of this Section shall survive payment of all Obligations and shall be binding upon the Loan Parties and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.

12.                               Estoppel.  Each Loan Party represents and warrants that there are no known claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character or nature whatsoever, fixed or contingent, which any Loan Party may have or claim to have against the Administrative Agent and/or the Lenders, which might arise out of or be connected with any act of commission or omission of the Administrative Agent and/or the Lenders existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by any Loan Document.

13.                               Expenses.  Without in any way limiting the generality of Section 16.5 of the Credit Agreement, the Loan Parties, jointly and severally, hereby agree to pay to the Administrative Agent all of the Administrative Agent’s reasonable legal fees and expenses incurred in connection with this Amendment, the Credit Agreement and/or any other Loan Document, which amount shall be due and payable upon execution of this Amendment.

14.                               Captions.  The captions or headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

15.                               Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.  Any executed counterpart of this Amendment delivered by facsimile or other electronic transmission to a party hereto shall constitute an original counterpart of this Amendment.

16.                               No Other Modification.  Except as expressly amended by the terms of this Amendment, all other terms of the Credit Agreement shall remain unchanged and in full force and effect.

[The signature pages follow.]

THE PARTIES HAVE EXECUTED this Amendment No. 2 to Credit Agreement in the manner appropriate to each as of the date and year first above written.

LOAN PARTIES:
WINMARK CORPORATION

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	President

WIRTH BUSINESS CREDIT, INC.

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Treasurer

WINMARK CAPITAL CORPORATION

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Treasurer

(Signatures continue on next page.)

ADMINISTRATIVE AGENT AND A LENDER:
THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ John Falb
	Name:	John Falb
	Title:	Managing Director

A LENDER:	BMO HARRIS BANK N.A. (f/k/a Harris N.A.)

	By:	/s/ Andrew K. Peterson
	Name:	Andrew K. Peterson
	Title:	Senior Vice President

SCHEDULE 2.1

COMMITMENTS

AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage

The PrivateBank and Trust Company	$20,500,000	58.57142857%
BMO Harris Bank N.A.	$14,500,000	41.42857143%

Total	$35,000,000	100.00%

EXHIBIT C

FORM OF BORROWING BASE CERTIFICATE

To:                             The PrivateBank and Trust Company (the “Administrative Agent”) and the Lenders referred to below

Please refer to the Credit Agreement dated as of July 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Winmark Corporation (the “Company”) and its subsidiaries (together with the Company, the “Loan Parties”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), THE PRIVATEBANK AND TRUST COMPANY (“PrivateBank”), as a Lender and as Administrative Agent for the Lenders.  Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

The Company hereby certifies and warrants to the Administrative Agent and the Lenders that at the close of business on                     ,          (the “Calculation Date”), the Borrowing Base was $                    , computed as set forth on the schedule attached hereto.

Attached hereto is an aging of the Loan Parties’ lease receivables as of the date hereof.

The Company has caused this Certificate to be executed and delivered by its officer thereunto duly authorized on                     , 20    .

WINMARK CORPORATION

By:
Name:
Title:

C-1

SCHEDULE TO BORROWING BASE CERTIFICATE

Dated as of [                          ]

A.	Availability Created by Eligible Leased Assets

	Net book value of Eligible Leased Assets	$
	Advance rate	90%

	Availability created by Eligible Leases	$

B.	Availability created by EBITDA of franchising and corporate segments

	TTM EBITDA of franchising segment	$
	TTM EBITDA of corporate segment	$
	Total	$
	Advance rate	200%
	Availability created by EBITDA of franchising and corporate segments	$

Total Availability: A+B (not to exceed $35,000,000)		$

Less Outstandings:		$

Excess Availability		$

C-2

REVOLVING NOTE

$20,500,000	February 29, 2012
Minneapolis, Minnesota

The undersigned, jointly and severally, for value received, promise to pay to the order of THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company (the “Lender”), at the Administrative Agent’s Office (as defined in the Credit Agreement referred to below), the principal sum of Twenty Million Five Hundred Thousand Dollars ($20,500,000) or the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned, jointly and severally, further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of July 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, The PrivateBank and Trust Company as Administrative Agent for the lenders, certain other lenders party thereto and the Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

The undersigned, jointly and severally, agree to pay all costs of collection, including attorneys’ fees, in the event this Note is not paid when due.  This Note is being delivered in, and shall be governed by, the laws of the State of Minnesota.  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note amends and restates in it entirety that certain Revolving Note, dated as of October 19, 2010, in the original principal amount of $17,500,000 payable to the Lender (the “Prior Note”), and is issued in substitution for and replacement of, but not in payment of, the Prior Note.

[The signature page follows.]

1

[Signature page to $20,500,000 Revolving Note payable

to The PrivateBank and Trust Company]

WINMARK CORPORATION		GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	President	Title:	Treasurer

WIRTH BUSINESS CREDIT, INC.		WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	Treasurer	Title:	Chief Financial Officer and Treasurer

2

REVOLVING NOTE

$14,500,000	February 29, 2012
Minneapolis, Minnesota

The undersigned, jointly and severally, for value received, promise to pay to the order of BMO HARRIS BANK N.A. (f/k/a HARRIS N.A.), a national banking association (the “Lender”), at the Administrative Agent’s Office (as defined in the Credit Agreement referred to below), the principal sum of Fourteen Million Five Hundred Thousand Dollars ($14,500,000) or the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned, jointly and severally, further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of July 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, The PrivateBank and Trust Company as Administrative Agent for the lenders, certain other lenders party thereto and the Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

The undersigned, jointly and severally, agree to pay all costs of collection, including attorneys’ fees, in the event this Note is not paid when due.  This Note is being delivered in, and shall be governed by, the laws of the State of Minnesota.  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note amends and restates in it entirety that certain Revolving Note, dated as of October 19, 2010, in the original principal amount of $12,500,000 payable to the Lender (the “Prior Note”), and is issued in substitution for and replacement of, but not in payment of, the Prior Note.

[The signature page follows.]

1

[Signature page to $14,500,000 Revolving Note payable

to BMO Harris Bank N.A.]

WINMARK CORPORATION		GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	President	Title:	Treasurer

WIRTH BUSINESS CREDIT, INC.		WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	Treasurer	Title:	Chief Financial Officer and Treasurer

2